Exhibit 99.1
AIMCO Philadelphia Property Tour August 24, 2010

Aimco Introduction Aimco Has a Simple Business Strategy Own and operate 100,000 B/B+ quality apartments Well located in Opportunistic 20 largest U.S. redevelopment markets Finance with property-level, non-recourse, long-dated, fixed-rate and amortizing debt

Capital Concentrated in 20 Target Markets



Seattle
Boston
Manhattan
Suburban NY / NJ
San Francisco
East Bay
San Jose
Chicago
Philadelphia
Denver
Los Angeles
Washington-NoVa-MD
Atlanta
Phoenix
Orange County
San Diego
Dallas / Ft. Worth
Jacksonville
Orlando
Tampa
Houston
South Florida

- Aimco targets a 90% investment in Conventional properties and 10% in Affordable properties.
- At the end of 2009, 88% of Aimco's total capital was invested in Conventional properties.
- Conventional portfolio is concentrated in 20 target markets.

	% Aimco Conventional Property NAV
Conventional properties:	
Los Angeles	13%
Washington - NoVA - MD	11%
South Florida	8%
Boston	7%
Chicago	7%
San Diego	6%
Philadelphia	5%
Manhattan	4%
Phoenix	4%
Orange County	4%
Top 10 markets	**71%**
Other target markets	**17%**
Total target markets	**88%**
Non-target markets	**12%**

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Aimco Holds High Quality Assets Asset Quality: Measured by Rents Compared to Local Market Averages 2Q 2010 Average Rents Aimco REIS + / - Aimco Target Markets Los Angeles $ 2,001 $ 1,340 + 49% Seattle 1,204 961 + 25% Philadelphia 1,218 986 + 24% South Florida 1,263 1,025 + 23% Atlanta 869 748 + 16% Chicago 1,101 985 + 12% San Jose 1,492 1,425 + 5% Orange County 1,509 1,447 + 4% Jacksonville 770 754 + 2% Denver 785 791 — 1% East Bay 1,195 1,262 — 5% Dallas — Fort Worth 701 742 — 6% Houston 676 723 — 7% Tampa 724 781 — 7% San Diego 1,191 1,285 — 7% Orlando 725 800 — 9% Phoen ix 609 678 — 10% Manhattan 2,369 2,700 — 12% Washington — NoVA — MD 1,198 1,377 — 13% San Francisco 1,462 1,734 — 16% Suburban New York / New Jersey 1,187 1,430 — 17% Boston 1,159 1,625 — 29% Total Aimco Target Markets $ 1,122 $ 1,110 + 1% Total Aimco Non-Target Markets $ 781 $ 797 — 2% Total Aimco Markets $ 1,042 $ 1,037 + 1% AIMCO

Opportunistic Redevelopment Redevelopment Investment ($M) $350$319 $300 $243 $250$204$180 $200 $150 $100$56 $50 $0 2005 2006 2007 2008 2009 Aimco has invested approximately $1 billion in its portfolio over the last five years through opportunistic redevelopment of assets in quality locations. At the end of 2009, Aimco’s portfolio included 53 properties that were redeveloped between 2003 and 2009. We have a pipeline of redevelopment opportunities that we are prepared to execute upon as market conditions allow. AIMCO

Financing Strategy Aimco Debt Structure Other Preferred stock borrowings13% 1%Non-recourse property debt 86% Aimco has an enterprise-wide weighted-average maturity of 8.0 years, 30% longer than our apartment peer average. Aimco leverage is approximately 64%, compared to apartment peer leverage that ranges from 50% to 60%. Aimco’s leverage carries less refunding and refinancing risk than peer weighted-average leverage due to Aimco’s longer WAM. AIMCO

Philadelphia Market Overview Market Data US Avg. Q2 2010 Q2 2009 Variance Q2 2010 Effective Rents $986 $978 0.8% $973 Occupancy 93.7% 93.8% -0.1% 92.2% Unemployment Rate 9.1% 7.8% 1.3% 9.7% Median Home Value (‘000) $222 $210 5.8% $177 Single-Family Permits 4,994 2,348 112.7% 1,343,000 Multifamily Permits (Units) 1,745 950 83.8% 369,000 Median Household Income (‘000) $66 $67 -0.3% 52 Rent as a % of Median HH Income 17.8% 17.6% 0.2% 22.4% Philadelphia Market — Rent & Occupancy Trends (REIS) Philadelphia Market — Projected Rent & Occupancy Trends (REIS) $990 100.0% $1,100 100.0% 99.0% 99.0% $985 98.0% $1,080 98.0% 97.0% $1,060 97.0% 96.0% $980 $1,040 96.0% 95.0% Rate 95.0% 94.0% Rate $1,020 $975 94.0% 93.0% $1,000 93.0% 92.0% $980 92.0% $970 91.0% 91.0% 90.0% $960 90.0% $965 89.0% $940 89.0% Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 2010 2011 2012 2013 2014 Effective Rate Occupancy Effective Rate Occupancy AIMCO

Aimco Philadelphia Conventional Portfolio Today’s tour area Aimco Conventional Portfolio Redevelopment/ Same Store Other Total/Avg Total Properties 5 2 7 Total Units 2,750 1,136 3,886 2Q 2010 Average Rent $ 1,247 $ 1,146 $ 1,218 2Q 2010 Rent as % of Market 26% 16% 24% AIMCO

Aimco Philadelphia Affordable Portfolio Much of Aimco’s Philadelphia affordable portfolio was acquired in connection with the 1997 merger of Aimco and NHP Incorporated (NHP), a for-profit company primarily focused on the promotion of private investment in the building of low and moderate income housing. AIMCO

Aimco Conventional Philadelphia Portfolio 4Q 2009 GAV 2Q 2010 (Aimco Share in $M) Year Built/ Avg Units Redev Category Rent ADO* Total $/Share Conventional properties on today’s tour Chestnut Hall Apartments 315 1923 University $ 1,204 96.8% Chestnut Hill Village Apartments 821 1963/2009 Moderate Redev $ 1,128 95.6% Park Towne Place Apartments 959 1959/2009 Same Store Sales $ 1,292 95.3% The RiverLoft Apartments 184 1910 Same Store Sales $ 2,046 93.6% The Sterling Apartments 535 1961 Same Store Sales $ 1,543 96.3% Total/Avg 2,814 $ 1,330 95.6% $ 350 $ 3 Other Conventional Philadelphia properties Center Square Senior Apartments 350 1975 Same Store Sales $ 865 90.4% Village of Pennbrook Apartments 722 1969 Same Store Sales $ 944 96.5% Total/Avg 1,072 $ 920 94.5% $ 69 $ 1 Grand Total/Avg 3,886 $ 1,218 95.3% $ 418 $ 4 Total Aimco 71,909 $ 1,042 95.1% $ 7,936 $ 63 *Average Daily Occupancy AIMCO

The Sterling Apartments Year Built/Redeveloped1961 Aimco Ownership %77% % of No. of Units535 Unit Description # of Units Mix Studio 16330% Average Unit Size (SF)9671BR / 1BA18535% 2Q 2010 ADO96.3%2BR / 2BA15028% 2Q 2010 Average Rent$ 1,5433BR / 2BA367% 2Q 2010 Average Rent PSF$1.594BR / 3BA10% Total 535 100% Community Features: Unit Features: Full concierge service Upgraded features Parking garage and covered parking Walk-in closets Fitness center Air conditioning Swimming pool Balcony / patio Controlled access Cable TV ready Broadband internet access Wood floors Near public transportation Handicap Accessible ATM Stackable washer / dryer AIMCO

Chestnut Hill Village Apartments
Year Built/Redeveloped 1963/2009 Aimco Ownership % 100% % of No. of Units 821 Unit Description # of Units Mix 1BR / 1BA 478 58% Average Unit Size (SF) 986 2BR / 1BA 100 12% 2Q 2010 ADO 95.6% 2BR / 2BA 207 25% 2Q 2010 Average Rent $ 1,128 3BR / 2BA 36 4% 2Q 2010 Average Rent PSF $ 1.14 Total 821 100% Community Features: Unit Features: Fitness center Upgraded kitchen and bath Swimming pool Wood floors Movie Screening Room Washer / dryer Free WiFi Air conditioning Business center Cable TV ready Playground Microwave Controlled access Fireplace Broadband internet access Furnished available Laundry facility Extra Space for den or office Pet friendly Water utilities included Near public transportation AIMCO

Chestnut Hill Village Apartments Redevelopment

Redevelopment Investment ($M)	$ 38.3
Investment / Unit	$ 46,705
Scope	Interior / Exterior

Buildings, Common Areas & Site:

- New clubhouse with a club room, fitness facility, business center and leasing and management offices constructed on the location of an unused pool area.
- New building entrances.
- Common area improvements including hallway finishes, lighting and new apartment entrance doors.
- Lobby renovations.
- New elevators in the Village section.
- New windows.
- Landscaping, decorative fencing, lighting and signage.
- All Village common laundry rooms improved with new finishes.
- Main common laundry facility in the Village improved with new finishes, lighting and new equipment.

Before Redevelopment







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Chestnut Hill Village Apartments Redevelopment After Redevelopment Unit Interior Upgrades: Kitchens: new lighting, appliances, cabinets, Formica counters and vinyl flooring. Bathrooms: tub surrounds, ceramic tile floor, cultured marble vanity tops, new vanities, new lighting and accessories. Paint and carpet throughout. New dining area lighting. Washers and dryers newly installed in all two-bedroom units in the Village section. Existing washers and dryers in all 140 Manor units replaced. AIMCO 15

University Square Apartments Affordable community, primarily serving the elderly Year Built/Redeveloped1978 Aimco Ownership %100% No. of Units442 2Q 2010 ADO98.7% 2Q 2010 Average Rent$949 Amenities: Air conditioning Alarm system Gas and electric utilities included Water, sewer and trash included Fitness center Laundry facility Covered parking Pet friendly Near public transportation Community awards: 2007 1st Place Award Winner: Exemplary Development for the Elderly, NAHMA One of 81 Aimco communities to receive 2007 NAHMA Communities of Quality Award Apartment Associations of Greater Philadelphia Awards for Excellence in Curb Appeal, Maintenance, Resident Services and Overall Excellence AIMCO

Chestnut Hall Apartments

Year Built/Redeveloped		1923
Aimco Ownership %		75%
No. of Units		315
Average Unit Size (SF)		517
2Q 2010 ADO		96.8%
2Q 2010 Average Rent	$	1,204
2Q 2010 Average Rent PSF	$	2.33

Unit Description	# of Units	% of Mix
Studio	182	58%
1BR / 1BA	130	41%
2BR / 1BA	3	1%
Total	**315**	**100%**

Community Features:

- Broadband internet access
- Laundry facility
- High rise
- Gas & water utilities included
- Near public transportation

Unit Features:

- Upgraded kitchen
- Walk-in closets
- Bay window
- Air conditioning
- Cable TV ready
- Climate control






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Park Towne Place Apartments Year Built/Redeveloped 1959/2009 % of Aimco Ownership % 100% Unit Description # of Units Mix No. of Units 959 Studio 252 26% Average Unit Size (SF) 790 1BR / 1BA 371 39% 2Q 2010 ADO 95.3% 2BR / 1BA 199 21% 2BR / 2BA 67 7% 2Q 2010 Average Rent $ 1,292 3BR / 2BA 35 4% 2Q 2010 Average Rent PSF $ 1.64 3BR / 3BA 1 0% 4BR / 2BA 34 4% Total 959 100% Community Features: Unit Features: Full concierge service Upgraded kitchen Swimming pool Remodeled interior Fitness center Walk-in closets Movie screening room Air conditioning Business center Balcony / patio Clubhouse Cable TV ready Controlled access Microwave Parking garage and covered parking Penthouse University shuttle service Laundry facility High rise Broadband internet access Corporate billing available Near public transportation Pet friendly AIMCO

Park Towne Place Apartments Redevelopment

Before Redevelopment







Redevelopment Investment ($M)	$ 25.7
Investment / Unit	$ 26,818
Scope	Exterior

* In process

Buildings, Common Areas & Site:

- New leasing center, fitness center and club room with billiards, bar area, and card tables.
- Common laundry facility and WiFi Lounge all accessible through interior corridor from the leasing area.
- Lobbies renovated and hallways upgraded including carpet, paint, brighter lighting, and additional hard surface immediately outside elevators.
- Laundry rooms on each floor enhanced with new flooring, paint, and lighting.
- Plazas reconstructed to enhance appearance and comfort.
- New great lawn to be created in the center of buildings to provide an open recreation area.
- Replace entrance canopies and café roof.

After Redevelopment







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The RiverLoft Apartments

Year Built/Redeveloped		1910
Aimco Ownership %		100%
No. of Units		184
Average Unit Size (SF)		1,068
2Q 2010 ADO		93.6%
2Q 2010 Average Rent	$	2,046
2Q 2010 Average Rent PSF	$	1.91

Unit Description	# of Units	% of Mix
Studio	29	16%
1BR / 1BA	143	78%
3BR / 2BA	12	7%
Total	**184**	**100%**

Community Features:

- Fitness center
- Broadband internet access
- Business center
- Controlled access
- High rise
- Parking garage
- Near public transportation
- Pet friendly
- Extra storage space

Unit Features:

- Upgraded kitchen and appliances
- Upgraded features
- Granite countertops
- Wood floors
- High ceilings
- Washer / dryer
- Air conditioning
- Cable / satellite TV ready
- Microwave
- Climate control
- Furnished available
- Ceiling fan
- Loft style home
- Handicap accessible
- Verizon FIOS Internet Access





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AIMCO Philadelphia Property Tour August 24, 2010